KINETICS MUTUAL FUNDS, INC.
The Internet Fund
The Internet Emerging Growth Fund
The Paradigm Fund
The Medical Fund
The Small Cap Opportunities Fund
The Market Opportunities Fund
The Kinetics Government Money Market Fund

Supplement dated February 12, 2007
to the Statement of Additional Information dated May 1, 2006

The public offering of Advisor Class C shares of the Internet Fund, Medical Fund, Small Cap Opportunities Fund and Market Opportunities Fund is expected to commence on or about February 12, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE